UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K/A
Amendment No. 1 to Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 26, 2008
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1 Consent of Independent Auditors'
EX-99.1 Unaudited Consensed Consolidated Interim Financial Statements of Philips Speech Recognition Systems GMBH, as of June 30, 2008 and for the six months ended June 30, 2008 and 2007
EX-99.2 Combined Financial Statements of Philips Speech Recognition Systems, as of December 31, 2007 and 2006, and for each of the years in the two-year period ended December 31, 2007
EX-99.3 Unaudited pro forma combined financial statements

Item 2.01. Completion of Acquisition or Disposition of Assets
     On October 3, 2008, Nuance Communications, Inc. (the “Registrant” or “Nuance”) filed a report on Form 8-K to report the completion of its acquisition of Philips Speech Recognition Systems GMBH (“PSRS”), which was consummated on September 26, 2008. At that time, the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, the Registrant is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
(1)	The following historical financial statements of PSRS, including the combined financial statements of Philips Speech Recognition Systems, are being filed as Exhibits 99.1 and 99.2 to this Form 8-K/A:
a.	Unaudited Condensed Consolidated Interim Financial Statements of Philips Speech Recognition Systems GMBH
i.	Unaudited Condensed Consolidated Interim Balance Sheets as of June 30, 2008 and December 31, 2007

ii.	Unaudited Condensed Consolidated Interim Statements of Operations for the six months ended June 30, 2008 and 2007

iii.	Unaudited Condensed Consolidated Interim Statements of Changes in Shareholder’s Deficit and Comprehensive Income/(Loss) for the six months ended June 30, 2008

iv.	Unaudited Condensed Consolidated Interim Statements of Cash Flows for the six months ended June 30, 2008 and 2007

v.	Notes to Unaudited Condensed Consolidated Interim Financial Statements
b.	Combined Financial Statements of Philips Speech Recognition Systems (as defined in Notes 1 and 2 of the combined financial statements):
i.	Combined Balance Sheets as of December 31, 2007 and 2006

ii.	Combined Statements of Operations for the years ended December 31, 2007 and 2006

iii.	Combined Statements of Changes in Business Deficit and Comprehensive Income/(Loss) for the years ended December 31, 2007 and 2006

iv.	Combined Statements of Cash Flows for the years ended December 31, 2007 and 2006

v.	Notes to Combined Financial Statements
(b) Pro Forma Financial Information
(1)	The unaudited pro forma combined balance sheet of Nuance as of September 30, 2008 giving effect to the acquisition of SNAPin Software, Inc. (“SNAPin”), and the unaudited pro forma combined statement of operations of Nuance for the twelve months ended September 30, 2008, giving effect to the acquisition of PSRS, are included within Exhibit 99.3 to this
Form 8-K/A.

(d)	Exhibits

2.1*	Share Purchase Agreement, dated as of September 26, 2008, by and among Koninklijke Philips Electronics N.V. and Nuance Communications, Inc.

23.1	Consent of Independent Auditors’.

99.1	Unaudited Consensed Consolidated Interim Financial Statements of Philips Speech Recognition Systems GMBH, as of June 30, 2008 and December 31, 2007 and for the six months ended June 30, 2008 and 2007.

99.2	Combined Financial Statements of Philips Speech Recognition Systems (as defined in Notes 1 and 2 to the Combined Financial Statements), as of December 31, 2007 and 2006, and for each of the two years in the period ended December 31, 2007, together with independent auditors’ report.

99.3	Unaudited pro forma combined financial statements.

* Previously filed.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
By:	/s/ Thomas L. Beaudoin
Thomas L. Beaudoin
Chief Financial Officer

Date: December 5, 2008

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EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated as of September 26, 2008, by and among Koninklijke Philips Electronics N.V. and Nuance Communications, Inc.

23.1	Consent of Independent Auditors’.

99.1	Unaudited Consensed Consolidated Interim Financial Statements of Philips Speech Recognition Systems GMBH, as of June 30, 2008 and December 31, 2007 and for the six months ended June 30, 2008 and 2007.

99.2	Combined Financial Statements of Philips Speech Recognition Systems (as defined in Notes 1 and 2 to the Combined Financial Statements), as of December 31, 2007 and 2006, and for each of the two years in the period ended December 31, 2007, together with independent auditors’ report.

99.3	Unaudited pro forma combined financial statements.

*	Previously filed.

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